BERONI GROUP

beroni

DATED 16 MAY 2022

BERONI GROUP LIMITED

- and -

TAKAHARA SHINKOU CO., LTD

DEED OF VARIATION NO. 3

CONVERTIBLE NOTE SUBSCRIPTION AGREEMENT

THIS DEED is made on 16 May 2022

BETWEEN

(1) **BERONI GROUP LIMITED** ACN 631 077 526 of Level 16, 175 Pitt Street, Sydney NSW 2000, Australia ("**Company**"); and

(2) **TAKAHARA SHINKOU CO., LTD** of 3-2-4 Shiyokanedai, Minato-ku, Tokyo, 108-0071, Japan ("**Investor**").

BACKGROUND

(A) Company and Investor are parties to the Original Agreement dated 15 May 2020, Deed of Variation No. 1 dated 6 May 2021 and Deed of Variation No. 2 dated 19 November 2021.

(B) The parties have agreed to vary the terms of the Original Agreement and the two Deeds of Variation in the manner and subject to the conditions set out in this Deed.

The Parties agree as follows:

1. **VARIATION OF THE ORIGINAL AGREEMENT AND TWO DEEDS OF VARIATION**

The Original Agreement, Deeds of Variation No.1 and Deed of Variation No. 2 will be varied as set out in the following schedule:

SCHEDULE OF AMENDMENTS TO ORIGINAL AGREEMENT, DEED OF VARIATION NO. 1 AND DEED OF VARIATION NO. 2

(a)	Original Agreement - Clause 1.1 amended: Deed of Variation 1 - Schedule 1 (a) amended: Deed of Variation 2 – Schedule 1 (a) amended:	The definition of Maturity Date in this clause and schedule is amended to read as follows: **Maturity Date** means Date of Official Listing of the Company on the Nasdaq Market.
(b)	Original Agreement - Clause 1.1 of Schedule 2 amended: Deed of Variation - Schedule 1 (b) amended: Deed of Variation 2 – Schedule 1 (b) amended:	This clause and schedule are amended to read as follows: The Convertible Notes are unsecured Convertible Notes to be converted to Ordinary Shares upon the official listing of the Company on the Nasdaq Market and are issued on the terms set out in this schedule.
(c)	Original Agreement - Clause 4.5 of Schedule 2 amended:	This clause to be amended to read as follows: On the Maturity Date, the Company must convert all Convertible Notes held by the Investor that have not otherwise been converted or redeemed by applying the Conversion Amount as subscription funds for the Conversion Shares which are to be

		issued to the Convertible Noteholder in accordance with paragraph 5.7.
(c)	Original Agreement – Schedule 2 Clause 5 Deed of Variation 2 – Clause 5.5A	Clause 5 varied by the addition of the following Clause 5.5A in Deed of Variation 2 between Clauses 5.5 and 5.6 shall remain intact. "5.5A Additional shares representing 5% of the number of conversion shares as determined in Clause 5.5 will be issued to the Convertible Noteholder upon conversion."

2. **GENERAL**

2.1 Applicable Law

This Deed is governed by and construed in accordance with the laws of the State of New South Wales and the Commonwealth of Australia and the parties submit to the jurisdiction of the courts of that State and Commonwealth of Australia.

2.2 Assignment

A party may not assign or otherwise deal with this Deed except with the prior written consent of the other party. A party is not required to give consent or to justify the withholding of consent.

2.3 Counterparts

This Deed may be signed in any number of counterparts and all such counterparts taken together will be deemed to constitute one and the same document.

2.4 Joint and several rights and obligations

Where a party comprises two or more persons any agreement or obligation to be performed or observed by that party binds those persons jointly and each of them severally, and a reference to that party is deemed to include a reference to any one or more of those persons.

2.5 Severance

If any part of this Deed is invalid, unenforceable, illegal, void or voidable for any reason, this Deed will be construed and be binding on the parties as if the invalid, unenforceable, illegal, void or voidable part had been deleted from this Deed or read down to the extent necessary to overcome the difficulty.

2.6 Successors and assigns

This Deed will be binding on and continue for the benefit of each party, its successors and permitted assigns.

2.7 Date and Time

Any reference to a date or time in this Deed is a reference to a date or time in the State of New South Wales, Australia.

2.8 Variation

No variation of this Deed (other than a waiver which is governed by clause 3.9) will be binding on the parties unless in writing and signed by all parties.

2.9 Waiver

A waiver by any party of any breach or a failure to enforce or to insist upon the observance of a condition of this Deed will not be a waiver of any other or of any subsequent breach. No waiver under this Deed will be binding unless in writing and signed by the parties giving the waiver.

2.10 Continuing obligations

The completion, expiration or termination of this Deed or transaction does not operate to terminate any of the continuing obligations under this Deed and they will remain in full force and effect and binding on the party concerned.

2.11 Entire agreement

This Deed is the entire agreement between the parties and supersedes all other communications, negotiations, arrangements and agreements between the parties whether oral or in writing in connection with the subject matter of this Deed.

3.12 Further assurances

The parties will do everything reasonably necessary to give effect to this Deed and to the transactions contemplated by it and will use all reasonable endeavours to cause relevant third parties to do likewise.

2.13 Costs

Each party will pay its own costs of preparing this Deed.

EXECUTED AS A DEED

Executed by **BERONI GROUP LIMITED** ACN 631 077 526 in accordance with section 127 of the Corporations Act 2001 (Cth):

Signature of director

BOQING ZHANG

Full name of director

Peter Wong

Signature of company secretary/director

Peter Wong

Full name of company secretary/director

Signed, sealed and delivered by TAKAHARA SHINKOU CO., LTD

TAKAHARA SHINKOU Co., Ltd

Signature

東京都港区白金台三丁目2番34号

高原振興株式会社

Name 代表取締役 高原和香子